Exhibit 10.7

AMENDMENT NO. 3 TO THIRD AMENDED
AND RESTATED GAMING MANAGEMENT AGREEMENT

This Amendment No. 3 to Third Amended and Restated Gaming Management Agreement made and entered into as of this 13th day of November, 2000, at Concho, Oklahoma, by and between THE CHEYENNE AND ARAPAHO TRIBES OF OKLAHOMA, a federally recognized Indian tribe organized pursuant to Section 3 of the Act of June 26, 1936 (49 Stat. 1967) by and through its duly elected Business Committee (hereinafter referred to as the “Tribe”), and SOUTHWEST CASINO AND HOTEL CORP., a Minnesota corporation with its principal place of business located in Minneapolis, Minnesota (hereinafter referred to as “Manager”).

WITNESSETH:

WHEREAS, the Tribe and the Manager are parties to the Third Amended and Restated Gaming Management Agreement dated June 16, 1995 (the “Agreement”), for the operation of a Class II gaming facility at the location described in the Agreement, which Agreement was amended by Amendment No. 1 dated November 21, 1996, and subsequently withdrawn on February 20, 1997, and further amended by Amendment No. 2 dated June 5, 1999; and

WHEREAS, the Tribe and Manager desire to amend the Agreement as set forth below.

NOW, THEREFORE, it is agreed by the parties as follows:

1.             Exhibit A of the Agreement is hereby amended by adding the Tribes’ Clinton, Oklahoma gaming facility as an additional location described on Exhibit A.

2.             All other terms and conditions of the Agreement, as amended, shall remain in full force and effect.

ACKNOWLEDGMENT

THE CHEYENNE AND ARAPAHO TRIBES OF OKLAHOMA, acting by and through its delegated representative, James Pedro, Tribal Chairman, and SOUTHWEST CASINO AND HOTEL CORP. by its Chairman of the Board/Chief Executive Officer hereby agree to the foregoing Amendment No. 3 to the Third Amended and Restated Gaming Management Agreement by and between THE CHEYENNE AND ARAPAHO TRIBES OF OKLAHOMA and SOUTHWEST CASINO AND HOTEL CORP. with an effective date as defined in Section 19.8 of the Agreement.

IN WITNESS WHEREOF, we have set our hands this 13th day of November, 2000 at Concho, Oklahoma.

CHEYENNE AND ARAPAHO TRIBES OF OKLAHOMA
By and through its delegated representative

/s/ James Pedro

James Pedro, Chairman

32nd Business Committee

ATTEST:

/s/
Secretary

SOUTHWEST CASINO AND HOTEL CORP.

	By	/s/ Jeffrey S. Halpern
Jeffrey S. Halpern, Chairman of the Board and Chief Executive Officer

The foregoing AMENDMENT NO. 3 TO THIRD AMENDED AND RESTATED GAMING MANAGEMENT AGREEMENT is hereby approved this          day of                  , 2000.

NATIONAL INDIAN GAMING COMMISSION

By
Its